50 Minuteman Road, Andover, Massachusetts 01810 U.S.A. • +1 978.256.1300 • www.mrcy.com • twitter: @MRCY FOR IMMEDIATE RELEASE News Release Mercury Systems Appoints Michael D. Ruppert as Chief Financial Officer; Confirms Fiscal 2018 Guidance ANDOVER, Mass. − Feb. 5, 2018 −Mercury Systems, Inc. (NASDAQ: MRCY, www.mrcy.com) today announced that Michael D. Ruppert, Mercury’s Executive Vice President, Strategy & Corporate Development, has been named Chief Financial Officer and Treasurer effective immediately. Mr. Ruppert, 44, joined Mercury in 2014 as Senior Vice President, Strategy and Corporate Development. “We are pleased to have Mike assume the CFO role,” said Mark Aslett, Mercury’s President and Chief Executive Officer. “In this capacity, he will run the combined finance and M&A teams building tighter linkages between our corporate development, finance and accounting activities as we seek to continue our record of organic and acquisition-related growth. Mike’s experience in strategy, corporate finance, capital markets and acquisitions, coupled with his in-depth knowledge of Mercury’s businesses, including recent acquisitions, makes him especially well-suited for this position. This change did not arise from any issues involving the Company’s business practices, internal controls, financial reporting procedures or financial results, which are meeting our expectations. We remain confident in our recent guidance for Mercury’s fiscal 2018 third quarter and year,” Aslett concluded. Mr. Ruppert succeeds Gerald D. Haines, who assumed the role of Mercury’s Chief Financial Officer and Treasurer in 2014 after having joined the company in 2010 as head of Corporate Development. “We greatly appreciate Gerry’s commitment and service to Mercury during his time with the company, and wish him the very best in his future endeavors,” said Aslett. Mercury Systems – Innovation That Matters™ Mercury Systems (NASDAQ:MRCY) is a leading commercial provider of secure sensor and safety-critical processing subsystems. Optimized for customer and mission success, Mercury’s solutions power a wide variety of critical defense and intelligence programs. Headquartered in Andover, Mass., Mercury is pioneering a next-generation defense electronics business model specifically designed to meet the industry’s current and emerging technology needs. To learn more, visit www.mrcy.com. Forward-Looking Safe Harbor Statement This press release contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the acquisition described herein. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such

Mercury Systems Appoints Michael D. Ruppert as Chief Financial Officer; Confirms Fiscal 2018 Guidance Page 2 50 Minuteman Road, Andover, Massachusetts 01810 U.S.A. • +1 978.256.1300 • www.mrcy.com • twitter: @MRCY benefits, challenges in integrating acquired businesses and achieving anticipated synergies, changes to cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2017. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. # # # Contact: Contact: Robert McGrail, Director of Corporate Communications Mercury Systems, Inc. +1 978-967-1366 / rmcgrail@mrcy.com Mercury Systems and Innovation That Matters are trademarks of Mercury Systems, Inc. Other product and company names mentioned may be trademarks and/or registered trademarks of their respective holders.